SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) :               October 16,1998


                             DONNEBROOKE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

         333-25900                                   75-2228820
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    (Commission File Number)                   (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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         (Address of principal executive offices)          (Zip Code)



         Registrant's telephone number, including area code:  (972)  248-1922
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ITEM 1.  CHANGES  IN  CONTROL OF REGISTRANT


On October 16, 1998 Albert Ray Allison III ("Seller"), pursuant to a stock purchase agreement dated September 30, 1998 with Halter Capital Corporation, a Delaware corporation ("Buyer"), Seller sold to Buyer, upon the terms and conditions set forth in that agreement, 19,490,735 shares of the common stock of Donnebrooke Corporation, a Delaware corporation, which is a public corporation but whose stock does not trade on any exchange or in the Over the Counter Market. This sale represents approximately 52% of the issued and outstanding shares of the common stock of Donnebrooke Corporation (the "Registrant") and effectively transfers control to the Buyer. At the time of the sale, the Registrant had no assets or liabilities of any kind except certain franchise tax obligations to the State of Delaware. Simultaneously, the current officers and directors of the Registrant resigned and the following two directors were elected to replace them: Kevin B. Halter and Kevin B. Halter, Jr. The Registrant has elected the following new officers: Kevin B. Halter as President and Kevin
B. Halter, Jr. as Vice President and Secretary.



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


 Prior to the change of control, described in Item 1., the last year for which the Registrant had independent accountants review and audit its financial statements was its fiscal year which ended December 31, 1990. In order to comply with the reporting requirements of the Securities Exchange Act of 1934, the Registrant's Board of Directors has engaged the independent certified public accounting firm of S. W. Hatfield & Associates, Dallas, Texas, effective October 16, 1998.

During the fiscal years ended December 31, 1996 and 1997, and the interim period subsequent to December 31, 1997, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

S. W. Hatfield & Associates' report on the financial statements for the fiscal year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 1996 and 1997, and the interim period subsequent to December 31, 1997, there have been no consultations with S. W.
Hatfield & Associates on any matters of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.


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EXHIBITS

Exhibit No. 10.1   Stock Purchase Agreement dated September 30, 1998.




SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             DONNEBROOKE CORPORATION

                             By: /s/ Kevin B. Halter
                                 -------------------
               Kevin B. Halter, President (Chief Executive Officer
                        and Principal Financial Officer)

                          And: /s/ Kevin B. Halter, Jr.
                               ------------------------
               Kevin B. Halter, Jr., Vice President and Secretary

Dated: November 12, 1998


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